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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                             Reported) June 24, 1999


         FINANCIAL ASSET SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1999, providing for the issuance of the New Century Home Equity Loan Trust, Series 1999-NCA).

                        FINANCIAL ASSET SECURITIES CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

  Delaware                             333-67329                    06-1442101
------------                           ----------                   ----------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)




600 Steamboat Road
Greenwich, Connecticut                                   06830
----------------------                                   ------
(Address of Principal                                   (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
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



Item 5.  Other Events.
         ------------

         Financial Security Assurance Inc. has issued a certificate guaranty insurance policy, dated June 24, 1999, guaranteeing payments on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8I0 Certificates (the "Policy"). The Policy, including Endorsement No. 1 thereto, is attached hereto as Exhibit 10.1.

         Financial Asset Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 1999 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, New Century Mortgage Corporation, as servicer, (the "Servicer"), NC Capital Corporation (the "Seller"), as seller, Firstart Bank Milwaukee, National Association, as trustee (the "Trustee"), and U.S. Bank National Association, as trust administrator (the "Trust Adminsistrator") providing for the issuance of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8I0, Class P, Class X and Class R (the "Certificates"). The Pooling and Servicing Agreement, without Exhibits , is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

           8.1      Tax Opinion of Brown & Wood LLP

          10.1 The Policy issued by Financial Security Assurance Inc., including Endorsement No. 1 thereto.

          99.1 The Pooling and Servicing Agreement, dated as of June 1, 1999, by and among the Company, the Servicer, the Seller, the Trustee and the Trust Administrator, without Exhibits .

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FINANCIAL ASSET SECURITIES CORP.




                                   By:  /s/James Raezer
                                        ---------------
                                   Name:  James Raezer
                                  Title:  Vice President



Dated:    June 24, 1999

                                  Exhibit Index
                                  -------------



Exhibit
-------

  8.1           Tax Opinion of Brown & Wood LLP
 10.1 The Policy issued by Financial Security Assurance Inc., including Endorsement No. 1 thereto.

 99.1           Pooling and Servicing Agreement,
                dated as of June 1 1999, by
                and among, the Company, the Originator
                and Servicer, the Seller, the Trustee and the Trust Administrator, without exhibits.

                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599



                                                         July 8, 1999


BY MODEM
---------
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:    New Century Home Equity Loan Trust
                Series 1999-NCA
                ------------------------------------

Ladies and Gentlemen:

         On behalf of Financial Asset Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for the Pooling and Servicing Agreement, Tax Opinion of Brown & Wood LLP and the Financial Security Assurance Policy in connection with the above-referenced transaction.

                                                Very truly yours,



                                                /s/Edward B. Locke
                                                Edward B. Locke